Exhibit 3


          ADMINISTRATION AGREEMENT dated as of September 15, 1997 (the "Closing Date"), among TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7, a Delaware business trust (the "Issuer"), Delaware Trust Capital Management, Inc., as Trustee under the Trust Agreement referred to below (the "Owner Trustee") and First Trust of New York, National Association, a New York banking corporation ("First Trust"), as administrator (the "Administrator"), and as Indenture Trustee under the Indenture referred to below (the "Indenture Trustee").


                       W I T N E S S E T H:


          WHEREAS the Issuer is issuing: (i) the TIERS Asset-Backed Securities Fixed Rate Notes, Class A (the "Notes") pursuant to the Standard Terms of the Indenture ("Indenture Standard Terms") and the TIERS<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7 Indenture ("Indenture Series Terms"), each dated as of the Closing Date and each between the Issuer and First Trust of New York, National Association, as Indenture Trustee thereunder (the "Indenture Trustee"; the Indenture Standard Terms and the Indenture Series Terms, as amended and supplemented from time to time (the "Indenture"); and (ii) the TIERS<service-mark> Asset-Backed Securities, Floating Rate Certificates, Class B (the "Certificates") pursuant to the Base Trust Agreement and the
TIERS<service-mark> Asset-Backed Securities Series CHAMT Trust 1997-7 Supplement thereto, each dated as of the Closing Date and each between Structured Products Corp. as Depositor thereunder (the "Depositor") and the Owner Trustee (as amended and supplemented from time to time, the "Trust Agreement"). Terms used in this Agreement but not defined herein shall have the meanings set forth in the Trust Agreement;

          WHEREAS the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Certificates (collectively, the "Securities") including (a) the Indenture, (b) the Trust Agreement, (c) a Letter of Representations dated as of the Closing Date, with respect to the Notes (as amended and supplemented from time to time, the "Note Depository Agreement"), among the Issuer, the Indenture Trustee and The Depository Trust Company ("DTC"), (d) a Letter of Representations dated as of the Closing Date, with respect to the Trust Certificates (as amended and supplemented from time to time, the "Certificate Depository Agreement", and, together with the Note Depository Agreement, the "Depository Agreements") among the Issuer, the Indenture Trustee, the Owner Trustee and DTC, (e) an ISDA Master Agreement and related schedule and confirmations dated as of the Closing Date (as amended and supplemented from time to time, the "Swap Agreement"), between the Issuer and Westdeutsche Landesbank Girozentrale, New York Branch, (the Indenture, the Depository Agreements and the Swap Agreement being hereinafter referred to collectively as the "Related Agreements");

          WHEREAS pursuant to the Related Agreements, the Issuer, the Indenture Trustee, and the Owner Trustee are required to perform certain duties in connection with such Related Agreements.

          WHEREAS the Issuer and the Owner Trustee desire to have the Administrator perform certain of such duties for and on behalf of the Issuer and the Owner Trustee;

          WHEREAS the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer, the Indenture Trustee and the Owner Trustee on the terms set forth herein; and

          WHEREAS the Administrator, in its capacity as Indenture Trustee under the Indenture, has been appointed by the Issuer (a) as the Note Paying Agent and Note Registrar under the Indenture and (b) as the Paying Agent for the Certificates and the Certificate Registrar under the Trust Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1.   DUTIES OF THE ADMINISTRATOR.

          (a) DUTIES WITH RESPECT TO THE DEPOSITORY AGREEMENTS, GENERAL. Subject to paragraph 4 below, the Administrator agrees to perform, on behalf of the Issuer and the Owner Trustee, the ministerial, non-fiduciary duties delegated herein with respect to the Depository Agreements in accordance with the terms hereof. In performing such duties the Administrator shall be entitled to seek direction from the Owner Trustee, the Issuer and the Indenture Trustee.

          (b) DUTIES WITH RESPECT TO THE INDENTURE. The Administrator shall request to be prepared for execution by the Issuer, or shall request the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions required of the Issuer pursuant to those provisions of the Indenture and shall file the

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


same upon receipt thereof, provided the Administrator shall not be responsible for any determination of the appropriateness of such filings. Specifically, the Issuer hereby delegates to the Administrator, and the Administrator hereby accepts and agrees to perform, subject to paragraph 4 below, and provided no Default or Event of Default exists under any of the related documents, the following express duties and obligations of the Issuer (references in this Section 1(b) are, except as otherwise indicated, to sections of the Indenture Standard Terms and no others):

          (A) except with respect to the initial issuance of Notes under the Indenture, preparing for execution by the Issuer and/or requesting those customary documents and instruments established by the Indenture and the Trust Agreement required for authentication of Notes, processing the registration of transfer and exchange of Notes and delivery of the same to the Indenture Trustee (Section 2.2(f)), including Temporary Notes, if any (Section 2.3), and the maintenance of an office in the Borough of Manhattan, City of New York, for registration of transfer or exchange of Notes (Section 3.2);

          (B)  if  at  any  time  the  Indenture  Trustee  is  not the Note
     Registrar under the Indenture, delivery of notification to the Indenture Trustee of the appointment of a new Note Registrar and the location of the Note Register (Section 2.4);

          (C) preparing all customary instruments and certificates established by the Indenture and the Trust Agreement for review and execution by the Issuer and requesting all customary opinions established by the Indenture and the Trust Agreement from Issuer's Counsel in connection with a release of collateral (Section 2.9);

          (D) if at any time the Indenture Trustee is not the Paying Agent under the Indenture for the Notes and Certificates, instructing such other Paying Agents to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3);

          (E) if at any time the Indenture Trustee is not the Paying Agent for the Notes under the Indenture, directing the Indenture Trustee to deposit moneys with such Paying Agent (Section 3.3);

          (F) effecting the filing or recording of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments directed by the Issuer or its counsel (Section 3.5);

          (G) requesting the annual Opinions of Counsel from Issuer's Counsel, in accordance with Section 3.6 of the Indenture, as to the Trust Estate, and preparing the annual Officers' Certificate of the Issuer for review and execution by the Issuer and certain other statements, in accordance with Sections 3.9 and 3.6 of the Indenture Standard Terms;

          (H) if at any time the Administrator is not also the Indenture Trustee under the Indenture, preparing an Officers' Certificate of the Issuer identifying each Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7);

          (I) in connection with the satisfaction and discharge of the Indenture (x) notifying the Issuer when all Notes have been paid and cancelled; (y) requesting on behalf of the Issuer that Issuer's Counsel prepare the Opinion of Counsel and that the Independent Accountants (as defined below) prepare the Independent Accountant's Certificate and (z) preparing for review and execution by the Issuer the Officer's Certificate (Section 4.1);

          (J)  requesting  any  Paying  Agent   other  than  the  Indenture
     Trustee, to pay any moneys to the Indenture Trustee, in connection with the satisfaction and discharge of the Indenture (Section 4.3);

          (K)  if  at  any  time  the  Indenture  Trustee  is  not the Note
     Registrar,   furnishing  the  Indenture  Trustee  with  the names  and
     addresses of Noteholders (Section 7.1);

          (L) preparing the reports, in the form annexed hereto as Exhibit A here (other than the initial reports to the Commission in respect of the closing) to the Commission, the Indenture Trustee, the Noteholders and the Swap Counterparty as set forth in Sections 7.3 and 7.4 for review, execution and filing by the Issuer.

          (M) preparing an Issuer Request and Officers' Certificate for review and execution by the Issuer and requesting from Issuer's counsel an Opinion of Counsel for the release of the Trust Estate, as set forth in Section 8.5(b), for review by the Issuer;

          (N) assisting the Issuer with the delivery of all documentation with respect to the execution of supplemental indentures and mailing notices to the Noteholders and the Swap Counterparty with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3);

          (O) if directed by the Issuer or its counsel, arranging with Issuer's Counsel for the recording of the Indenture. (Section 11.15); and

          (A) if requested by the Issuer, subject to the direction of the Indenture Trustee, assisting in any enforcement of the Swap Agreement (Section 5.3 and 5.4).

          (c)  DUTIES WITH RESPECT TO THE TRUST AGREEMENT.       The
Administrator shall prepare or request to be prepared for review and execution by the Issuer and Owner Trustee, or shall cause the preparation by other appropriate persons, all such ministerial documents, reports, filings, instruments, certificates and opinions required of the Issuer pursuant to those provisions of the Trust Agreement and shall file the same upon the receipt thereof, provided the Administrator shall not be responsible for any determination of the appropriateness of such filings. Specifically, the Owner Trustee hereby delegates to the Administrator, and the Administrator hereby accepts and agrees to perform, subject to paragraph 4 below, the following express duties and obligations of the Owner Trustee under the Trust Agreement. References in this Section 1(c) are solely to Sections in the Trust Agreement:

          (A) keeping books and records with respect to the Term Assets and making such books and records available to the Issuer required by
     Section 2.3 of the Trust Agreement (Section 2.3);

          (B) preparing and delivering reports to Certificateholders for review by the Owner Trustee (Section 4.2);

          (C) if at any time the Indenture Trustee is not the Paying Agent under the Indenture for the Certificates, instructing such other Paying Agent to execute and deliver an agreement in accordance with the terms of Section 5.14 of the Trust Agreement (Section 5.14);

          (D) assisting the Owner Trustee with the process of customary registration, registration of transfer and exchange of customary Certificates (Sections 5.4 and 5.5);

          (E) providing copies of all notices to the Certificate- holders required under the Trust Agreement to the Depositary (Section 5.10);

          (F) forwarding to the Owner Trustee for examination and review of all items furnished to the Trustee pursuant to Section 8.1(d);

          (G) assisting the Owner Trustee's accountants in the preparation of, and obtaining and delivering, all accounting reports required under Section 3.16 and 8.14 for the Owner Trustee's review.

          (H) effecting on behalf of the Owner Trustee and counsel retained by the Owner Trustee and identified in Section 3 hereof regarding the need to impose any withholding on distributions to the Certificateholders (Section 4.4).

          The Administrator shall satisfy its obligations with respect to clauses (G) and (H) above by furnishing information to the accountants engaged on behalf of the Trust in accordance with the provisions of the Trust Agreement referenced in such clauses. The accountants shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

          2. ADDITIONAL DUTIES. In addition to the duties of the Administrator set forth above, the Administrator shall at the direction of the Issuer or the Owner Trustee, perform such other ministerial or administrative activities or duties arising under or in connection with the Related Agreements as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee, reasonably within the capabilities of the Administrator, and agreed to in writing by the Administrator.

          3. ACCOUNTANTS AND COUNSEL. The Issuer, in consultation with the Depositor, has engaged the law firm of Richards Layton & Finger ("Issuer's Counsel") and the accounting firm of Arthur Andersen ("Independent Accountants") to provide, respectively, legal and accounting advice and services as required under the Related Documents. The Administrator is hereby authorized and instructed to assist each such firm to provide such services and advice reasonably necessary to enable (a) the Issuer and the Trustee to comply with their respective obligations delegated hereunder and (b) the Administrator to comply with the obligations assumed hereunder.

          4.   NONMINISTERIAL DUTIES.

          (a) The Administrator shall take no action with respect to matters that in the reasonable judgment of the Administrator are nonministerial or fiduciary, all of which shall remain with the Issuer, Indenture Trustee or Owner Trustee as the case may be. For the purpose of the preceding sentence, "nonministerial matters" shall include, without limitation:

            (i)     the amendment of or any supplement to the Indenture;

           (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

          (iii)     the  amendment,  change  or modification of the Related
     Agreements;

           (iv) the appointment of successor Note Registrar, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Administrators, or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture;

            (v)     the removal of the Indenture Trustee;


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


           (vi) except in its role as Paying Agent under the Indenture, making any payments to the Noteholders or the Swap Counterparty under the Related Agreements;

          (vii) selling the Trust Estate or portions thereof pursuant to and in accordance with the procedure set forth in Section 3(b)(iv) or 3(c)(i) of the Indenture Series Terms.

          (b) The Administrator agrees that if it determines that any duties delegated to it hereunder are not ministerial or are fiduciary in nature, the Administrator shall, if those duties are not to be performed by the Indenture Trustee pursuant to the Indenture, promptly so notify the Issuer, the Depositor, and the Owner Trustee. In addition, the Administrator agrees that if it determines that any document, instrument or opinion required to be delivered under the Indenture or the Trust Agreement is not "customary," it will promptly so notify the Issuer, the Depositor and the Owner Trustee.

          (c) Notwithstanding anything to the contrary in any Depositary Agreement, the Administrator shall not be required to make determinations as to the appropriateness of payments, UCC and other security filings, tax filings, SEC filings, or other similar actions or positions and shall be entitled, in the event of any question concerning its duties, to request and seek and receive direction from the party in whose behalf it is acting.

          (d) Notwithstanding anything to the contrary in this Agreement, the Issuer may at any time assume responsibility to perform any of the duties delegated to the Administrator hereunder on its own behalf by advising the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee in writing that it is assuming such duties and the Administrator shall have no further obligation with respect to any such duties.

          5. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

          6. COMPENSATION AND INDEMNITY. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall receive the compensation set forth in the letter agreement dated as of the date hereof between the Depositor and the Administrator. All fees and expenses of the accountants and counsel engaged on behalf of the Issuer and the Trustee shall be for the account of the Depositor. In addition, by its signature below, the Depositor agrees that it shall indemnify the Administrator against any and all loss, liability or expense (including attorney's fees) incurred by it in connection with the performance of its duties as Administrator hereunder. The Administrator shall notify the

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


Depositor promptly of any claim for which it may seek indemnity. Failure by the Administrator to so notify the Depositor shall not relieve the Depositor of its obligations hereunder. The Depositor shall defend the claim and the Administrator may have separate counsel and the Depositor shall pay the fees and expenses of such counsel. The Depositor need not reimburse any expense or indemnity against any such loss, liability or expense incurred by the Administrator through the Administrator's own willful misconduct, negligence or bad faith.

          7. ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER. The Administrator shall furnish to the Issuer from time to time such additional information in its possession regarding the Collateral as the Issuer shall reasonably request.

          8. ROLE OF ADMINISTRATOR. Unless expressly contemplated by the Related Documents, the Administrator shall have no authority to represent the Issuer or the Owner Trustee in any way except as Administrator as expressly contemplated hereby and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

          9. NO JOINT VENTURE. Nothing contained in this Agreement (a) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity or shall be construed to impose any liability as such on any of them thereby or (b) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others; other than as expressly contemplated hereby.

          10. OTHER ACTIVITIES OF ADMINISTRATOR. Nothing herein shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Trustee.

          11.  TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR.
(a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate, except as to surviving rights of indemnity.

          (b) Subject to Section 11(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

          (c) Subject to Section 11(e), the Issuer, or the Owner Trustee, may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

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


          (d) Subject to Section 11(e), either or both of the Owner Trustee or the Issuer may, in its or their sole discretion, remove the Administrator immediately upon written notice of termination from the Issuer, or the Owner Trustee, to the Administrator if any of the following events shall occur:

            (i) the Administrator shall materially default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within thirty days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

           (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

          (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

          The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee within seven days after the happening of such event.

          (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Depositor and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. If the Administrator believes in good faith it cannot perform its duties and resigns, it shall be entitled to petition a court of competent jurisdiction to appoint a successor and it shall not be required to take any action hereunder until a final non-appealable determination by such court is made.

          (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition (as defined in the Trust Agreement) with respect to the proposed appointment.

          12. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL. Promptly upon the effective date of termination of this Agreement pursuant to
Section 8(a) or the resignation or removal of the Administrator pursuant to
Section 8(b) or (c), respectively, the successor Administrator shall automatically become the Administrator under this Agreement.

          13.  NOTICES.   Any  notice,  report or other communication given
hereunder shall be in writing and addressed as follows:

          (a)  If to the Issuer, to

               TIERS<service-mark> Asset-Backed Securities
               Series CHAMT Trust 1997-9
               c/o Delaware Trust Capital Management, Inc.
               c/o Core States Bank Delaware
               5-4-82-12
               4th Floor
               3 Beaver Valley Road
               Wilmington, Delaware 19803
               Attention:     Corporate Trust Department
                              Louis Geibel
                              Richard Smith
               Telephone:     302-421-7339
               Facsimile:     302-421-7387

          (b)  If to the Administrator, to

               First Trust of New York, National Association
               100 Wall Street, Suite 1600
               New York, New York 10005
               Attention:     Marlene Fahey
               Facsimile:     212-809-5459

          (c)  If to the Owner Trustee, to

               Delaware  Trust  Capital  Management,   Inc.,   not  in  its
               individual capacity but solely as Owner Trustee
               c/o Core States Bank Delaware
               5-4-82-12
               4th Floor
               3 Beaver Valley Road
               Wilmington, Delaware 19803

               Attention:     Corporate Trust Department
                              Louis Geibel
                              Richard Smith
               Telephone:     302-421-7339
               Facsimile:     302-421-7387

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

          14. AMENDMENTS. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator, the Indenture Trustee, the Owner Trustee and the Depositor, without the consent of the Noteholders and the Certificateholders, for the purpose of adding to or amending, modifying or supplementing any provisions to; PROVIDED that such amendment will not, in the Opinion of Counsel satisfactory to each such party, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee and the Depositor with the written consent of the holders of Notes evidencing at least a majority in the outstanding principal amount of the Notes and the holders of Certificates evidencing at least a majority of the outstanding principal amount thereof for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment may (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or Certificateholders (b) reduce the aforesaid percentage of the holders of Notes and Certificates which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates or (c) amend or modify the terms of this Section 14. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld.

          15. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Indenture Trustee, the Owner Trustee, and the Depositor and subject to the satisfaction of the Rating Agency Condition in respect thereto, provided however the Administrator may delegate certain of its duties hereunder to agents selected with reasonable care. An assignment with such consent and satisfaction it accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

          16. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          17. HEADINGS. The section headings hereof have been inserted for convenience or reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

          18.  COUNTERPARTS.    This   Agreement   may   be   executed   in
counterparts, each of which when so executed shall together constitute but one and the same agreement.

          19. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          20. NOT APPLICABLE TO FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION IN OTHER CAPACITIES. Nothing in this Agreement shall affect any obligation First Trust of New York, National Association may have in any other capacity. The Administrator is authorized to act on behalf of the party it represents hereunder notwithstanding any potential conflict of interest and no performance of any duty hereunder shall prevent the Indenture Trustee from performing its duties. The Administrator shall be entitled to the same rights, privileges and immunities available to the parties on whose behalf it is acting hereunder notwithstanding anything to the contrary herein or elsewhere.

          21.  LIMITATION OF LIABILITY; INDEMNITY.

          (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Delaware Trust Capital Management, Inc. not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Delaware Trust Capital Management, Inc. in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VIII of the Trust Agreement.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by First Trust of New York, National Association not in its individual capacity but solely as Indenture Trustee and Administrator and in no event shall First Trust of New York, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the asset of the Issuer.

          22. REFERENCES TO ADMINISTRATOR IN TRUST AGREEMENT. The parties hereto agree that notwithstanding any references to the "Administrator" or the "Administrative Agent" in the Trust Agreement the only duties assumed by the Administrator are those expressly delegated to and assumed by the Administrator in this Administration Agreement.

          23. APPOINTMENT OF AGENT FOR SERVICE OF PROCESS. The Owner Trustee appoints First Trust of New York, National Association as agent for service of process.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

                          DELAWARE TRUST CAPITAL MANAGEMENT, INC., not in its individual capacity but solely as Trustee,


                          By:_______________________________
                          Title:____________________________



                          TIERS<service-mark>    ASSET-BACKED   SECURITIES,
                          SERIES CHAMT 1997-7 TRUST,
                          a Delaware Business Trust

                          By: Delaware Trust Capital Management, Inc., not in its individual capacity but solely as Trustee,


                          By:________________________________
                          Title:_____________________________



                          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, as Administrator


                          By:________________________________
                          Title:_____________________________


                          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, as Indenture Trustee


                          By:________________________________
                          Title:_____________________________


Accepted and Agreed as of
the date first above written:

STRUCTURED PRODUCTS CORP.,
as Depositor

By:__________________________
Title:_______________________


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